Exhibit 10.1

AMENDMENT NO. 5 AND REAFFIRMATION AGREEMENT

AMENDMENT NO. 5 AND REAFFIRMATION AGREEMENT (this “Amendment”) dated as of August 21, 2007 to CREDIT AGREEMENT (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) dated as of November 9, 2005, among MARVEL ENTERTAINMENT, INC., a Delaware corporation, and HSBC BANK USA, NATIONAL ASSOCIATION, as Lender.  All capitalized terms used but not defined herein shall have the same meanings herein as in the Credit Agreement.  The parties hereto hereby agree as follows:

ARTICLE I:  AMENDMENTS

Section 1.1.  Defined Terms.  Section 1.1 of the Credit Agreement is hereby amended by adding a new definition as follows:

“Market Capitalization” means the Market Price multiplied by the number of shares of Marvel Stock currently outstanding.  For purposes of this definition, the number of shares of Marvel Stock currently outstanding shall not include any shares held (a) as Collateral, (b) by any subsidiary of the Borrower or (c) by the Borrower as treasury stock or otherwise.

Section 1.2.  Amendment to Section 5.2(c).  Section 5.2(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)           Net Income of the Borrower and its subsidiaries (other than the Excluded Subsidiaries) shall not be less than $1.00 in any fiscal quarter.”

Section 1.3.  Amendment to Section 6.1.  Section 6.1 is hereby amended by adding a new clause (n) as follows:

“(n)           Market Capitalization shall be less than $1,300,000,000 for (i) any five consecutive trading days if Marvel Stock is publicly traded or (ii) for any day if Marvel Stock is not publicly traded;”

ARTICLE II:  REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

Section 2.1.  General.  Each Obligor hereby ratifies, confirms and reaffirms in all respects all of its Obligations to the Lender as evidenced by the Credit Documents and all of its Obligations to the Lender arising under any other instrument or agreement creating, evidencing, or securing any of its obligations to the Lender.

Section 2.2.  Reaffirmation of the Security Agreement and the Guaranty.  Without limiting any obligations of any Obligor under the Security Agreements or any other Credit Documents, each Obligor hereby reaffirms its grant of a security interest in the Collateral under the Security Agreements to secure all Obligations (as defined in the Security Agreements after giving effect to the amendments herein).  Without limiting any obligations of any Guarantor under the Guaranty or any other Credit Documents, each Guarantor hereby reaffirms its guaranty of the Obligations.

Section 2.3.  Representations and Warranties.  Each Obligor hereby represents and warrants to the Lender that, after giving effect to this Amendment, (a) the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) this Amendment has been duly authorized, executed and delivered by the Obligors and constitute a legal, valid and binding obligation of the Obligors, enforceable against the Obligors in accordance with its terms and (d) no litigation has been commenced against any Obligor or any of its subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Obligor required or contemplated by this Amendment, the Credit Agreement or the Credit Documents, in each case as amended hereby.

ARTICLE III:  MISCELLANEOUS

Section 3.1.  No Waiver.  Except as otherwise provided herein, this Amendment shall not (a) constitute a modification, acceptance or waiver with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) except as contemplated hereunder, prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein and all obligations of the Obligors and rights of the Lender thereunder shall remain in full force and effect.

Section 3.2.  Amendment.  This Amendment, Amendment No. 4 to the Credit Agreement dated as of May 7, 2007 by and between the Borrower and the Lender, Amendment No. 3 to the Credit Agreement dated as of June 30, 2006 by and between the Borrower and the Lender, Amendment No. 2 to the Credit Agreement dated as of June 28, 2006 by and between the Borrower and the Lender, and Amendment No. 1 to the Credit Agreement dated as of January 18, 2006 by and between the Borrower and the Lender are Credit Documents.

Section 3.3.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Obligor may assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void).

Section 3.4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.5.  Headings.  Article and section headings are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 3.6.   Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment or of any other Credit Document by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment or of such other Credit Document.

Section 3.7.  Severability.  The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

MARVEL ENTERTAINMENT, INC.

By /s/Kenneth P. West
Name: Kenneth P. West
Title: Executive Vice President and
  Chief Financial Officer

Notice Address for The Borrower:

417 Fifth Avenue
New York, NY  10016
Attn:  Kenneth P. West, Executive Vice President and
Chief Financial Officer
Telephone:  212-576-8538
Facsimile:  212-576-4064

ADDITIONAL OBLIGOR(S):

MARVEL CHARACTERS, INC.

By /s/ Alan Fine
Name: Alan Fine
Title: Chief Marketing Officer and
                Executive Vice President

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By /s/ Barbara Constantinidis
Name:  Barbara Constantinidis
Title:    Vice President

Notice Address:

452 Fifth Avenue
New York, New York 10018

Attn:  Mary A. Pan, Senior Vice President
Telephone:  212-525-5370
Facsimile:   212-525-6233

Attn:  Barbara Constantinidis
Telephone:  212-525-4887
Facsimile:   212-525-7620

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